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                                                                   EXHIBIT 10.02

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

      1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent or Subsidiaries and to do so in a way that more closely aligns their interests with the interests of the Company's stockholders, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Bonuses, Stock Appreciation Rights and Restricted Stock Units. Capitalized terms not defined elsewhere in the Plan are defined in Section 26.

      2. SHARES SUBJECT TO THE PLAN.

            2.1 Number of Shares Available. Subject to Sections 2.2 and 21 below, two million five hundred thousand (2,500,000) Shares are available for grant and issuance under the Plan. Shares that are subject to: (a) issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) Awards granted under this Plan but are forfeited or are repurchased by the Company at the original issue price; or (c) Awards granted under this Plan that otherwise terminate without Shares being issued, will return to the pool of Shares available for grant and issuance under this Plan. The number of Shares available for grant and issuance under the Plan shall be increased on the first day of each of the Company's fiscal years 2006 through 2014, by the lesser of:
(i) two percent (2%) of the number of Shares issued and outstanding on the last day of the prior fiscal year prior to the date of increase, and (ii) a lesser number of Shares determined by the Board. In order that ISOs may be granted under this Plan, no more than twenty-five million (25,000,000) Shares shall be issued pursuant to the exercise of ISOs. Shares issued pursuant to Awards granted under this Plan may be either authorized but unissued shares or treasury shares. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Options and SARs granted under the Plan and all other outstanding but unvested Awards granted under the Plan.

            2.2 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1,
(b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.1,
(e) the maximum number of shares that may be issued to an individual in any one calendar year set forth in Section 3, and (f) the number of Shares that are granted as Options to Non-Employee Directors as set forth in Section 8, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up (down in the case of ISOs) to the nearest whole Share, as determined by the Committee; and provided further that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

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      3. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a corporation that is Parent or Subsidiary. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary; provided that such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Committee (or its designee under Section 4.1(c)) will from time to time determine and designate among the eligible persons who will be granted one or more Awards under the Plan. A person may be granted more than one Award under the Plan. However, no person will be eligible to receive more than one million (1,000,000) Shares issuable under Awards granted in any calendar year, other than new employees of the Company or of a Parent or Subsidiary (including new employees who are also officers and directors of the Company or any Parent or Subsidiary), who are eligible to receive up to a maximum of two million (2,000,000) Shares issuable under Awards granted in the calendar year in which they commence their employment.

      4. ADMINISTRATION.

            4.1 Committee Authority. The Plan shall be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Non-Employee Directors pursuant to Section 8 hereof, and subject to the general purposes, terms and conditions of the Plan, the Committee will have full power to implement and carry out the Plan. Without limiting the previous sentence, the Committee will have the authority to:

                  (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to the Plan or any Award, including determining the forms and agreements used in connection with the Plan, provided that the Committee may delegate to the President, the Chief Financial Officer or the officer in charge of human resources, in consultation with the Company's General Counsel, the authority to approve revisions to the forms and agreements used in connection with the Plan that are designed to facilitate Plan administration, and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan;

                  (c) select persons to receive Awards; provided that the Committee may delegate to one or more Executive Officers (who would also be considered "officers" under Delaware law) the authority to grant an Award under the Plan to Participants who are not Insiders;

                  (d)   determine the terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

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                  (f)   determine whether Awards will be granted singly, in
                        combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary;

                  (g)   grant waivers of Plan or Award conditions;

                  (h) determine the vesting, exercisability, transferability, and payment of Awards;

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                  (j)   determine whether an Award has been earned;

                  (k)   amend the Plan; or

                  (l) make all other determinations necessary or advisable for the administration of the Plan.

            4.2 Committee Interpretation and Discretion. Except for automatic grants to Non-Employee Directors pursuant to Section 8 hereof, any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant. The Committee may delegate to one or more Executive Officers, the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and Participant.

      5. OPTIONS. The Committee may grant Options to Participants and will determine (a) whether the Options will be ISOs or NSOs, (b) the number of Shares subject to the Option, (c) the Exercise Price of the Option, (d) the period during which the Option may be exercised, (e) the exercisibility of the Option and, (f) all other terms and conditions of the Option, subject to the provisions of the Plan. With respect to Options granted to Non-Employee Directors pursuant to Section 8 in the event of a conflict between the provisions of Section 8 and this Section 5, the provisions of Section 8 shall prevail.

            5.1 Form of Option Grant. Each Option granted under the Plan will be evidenced by a Stock Option Agreement that will expressly identify the Option as an ISO or NSO. Except as otherwise required by Section 8 regarding the terms of Options to Non-Employee Directors, the Stock Option Agreement will be substantially in a form and contain such provisions (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

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            5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant the Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement, and a copy of the Plan (plus any additional documents required to be delivered under applicable laws), will be delivered to the Participant within a reasonable time after the Option is granted. The Stock Option Agreement, Plan, and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

            5.3 Exercise Period and Expiration Date. An Option will vest and become exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Stock Option Agreement governing such Option, subject to the provisions of Section 5.6, and subject to Company policies established by the Committee from time to time. The Committee may provide for Options to vest and become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares subject to the Option as the Committee determines; but in no event shall an Option that is granted to an employee who is a non-exempt employee for purposes of overtime pay under the Fair Labor Standards Act of 1938 be exercisable earlier than six (6) months after its date of grant. The Stock Option Agreement shall set forth the Expiration Date; provided that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five years from the date the Option is granted. Options may be exercisable prior to vesting of Shares thereunder, but subject to repurchase pursuant to Section 15.2 hereof.

            An Option may only be exercised by the personal representative of a Participant or an Authorized Transferee or by the person or persons to whom a Participant's rights under the Option shall pass by such person's will or by the laws of descent and distribution of the state of such person's domicile at the time of death, and then only as and to the extent that such person was entitled to exercise the Option on the date of death.

            5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that (a) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 11 of the Plan and the Stock Option Agreement.

            5.5 Procedures for Exercise. A Participant or Authorized Transferee may exercise Options by following the procedures established by the Company, as communicated and made available to Participants.

            5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

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                  (a)   If the Participant is Terminated for any reason except
                        Cause, death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date and no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond three (3) months after the Termination Date deemed to be an NSO), but in any event, no later than the Expiration Date of the Options.

                  (b) If the Participant is Terminated because of Participant's death (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date, deemed to be exercise of an NSO), but in any event no later than the Expiration Date of the Options.

                  (c) If the Participant is Terminated because of Participant's Disability (or the Committee determines that the Participant experiences a Disability within three (3) months after a Termination other than because of Participant's Disability or for Cause), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than six
                        (6) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date, deemed to be exercise of an NSO), but in any event no later than the Expiration Date of the Options.

                  (d) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, termination of

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                        service shall be deemed to occur on the date when the
                        Company dispatches notice or advice to the Participant that his service is terminated.

            5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that the minimum number will not prevent a Participant from exercising an Option for the full number of Shares for which it is then exercisable.

            5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in that calendar year will be ISOs, and the Options for the Shares with a Fair Market Value in excess of $100,000 that become exercisable in that calendar year will be NSOs. If the Code is amended to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated into the Plan and will apply to any Options granted after the date such amendment takes effect.

            5.9 Notice of Disqualifying Dispositions of Shares Acquired on Exercise of an ISO. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an ISO on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after the exercise of the ISO (in either case, a "Disqualifying Disposition"), the Company may require the Participant to immediately notify the Company in writing of such Disqualifying Disposition.

            5.10 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted; and provided further that without stockholder approval the modified, extended, renewed or new Option may not have a lower Exercise Price than the outstanding Option. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price (but not below the par value for such Shares) of outstanding Options without the consent of Participants affected, by a written notice to them.

            5.11 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs will be interpreted, amended or altered, and no discretion or authority granted under the Plan will be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

      6. RESTRICTED STOCK AWARDS.

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            6.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions ("Restricted Stock"). The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan. With respect to Restricted Stock Awards granted to Non-Employee Directors pursuant to Section 8 in the event of a conflict between the provisions of Section 8 and this Section 6, the provisions of Section 8 shall prevail.

            6.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by a Restricted Stock Purchase Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. A Participant accepts a Restricted Stock Award by signing and delivering to the Company a Restricted Stock Purchase Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Restricted Stock Purchase Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award within thirty (30) days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise. The Restricted Stock Award, Plan and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

            6.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and, may be less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with
Section 11 of the Plan and the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company, as communicated and made available to Participants.

            6.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of the performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant's Restricted Stock Purchase Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment for Shares to be purchased under any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

            6.5 Termination During Performance Period. Except as may be set forth in the Participant's Restricted Stock Purchase Agreement, vesting ceases on such Participant's Termination Date.

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      7. STOCK BONUS AWARDS.

            7.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to a Stock Bonus Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan. No payment will be required for Shares awarded pursuant to a Stock Bonus Award.

            7.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant's Stock Bonus Agreement. If the Stock Bonus Award is to be earned upon the satisfaction of performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the issuance of any Shares or other payment to a Participant pursuant to a Stock Bonus Award, the Committee will determine the extent to which the Stock Bonus Award has been earned. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to a Stock Bonus Award to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

            7.3 Form of Payment to Participant. The Stock Bonus Award will be paid to the Participant currently. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, either in a lump sum payment or in installments, all as the Committee determines.

            7.4 Termination of Participant. In the event of a Participant's Termination during a Performance Period or vesting period, for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus Award only to the extent earned as of the date of Termination in accordance with the Stock Bonus Agreement, unless the Committee determines otherwise.

      8. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

            8.1 Eligibility. Non-Employee Directors are eligible for Awards granted pursuant to this Section 8.

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            8.2 Restricted Stock Grant. Each Non-Employee Director who is a
member of the Board on the IPO Date will on the IPO Date automatically be granted a Restricted Stock Award of a number of Shares determined by dividing $120,000 by the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act. Each Non-Employee Director who first becomes a member of the Board after the IPO Date will automatically be granted a Restricted Stock Award of a number of Shares determined by dividing $120,000 by the Fair Market Value on the date such Non-Employee Director first becomes a member of the Board. Each Restricted Stock Award granted pursuant to this Section 8.2 shall be called a "Restricted Stock Grant".

            8.3 Annual Options. Each Non-Employee Director will automatically be granted an Option for ten thousand (10,000) Shares on the later of first becoming a Non-Employee Director and the IPO Date; and on each anniversary of the date such Non-Employee Director was first granted an Option pursuant to this
Section 8.3. Each Option granted pursuant to this Section 8.3 shall be called an "Annual Option".

            8.4 Shares in Lieu Cash. Each Non-Employee may choose to receive fully vested Shares in lieu of all or a portion of any cash payment payable to such Non-Employee Director for his or her service on the Board. The number of Shares issued in lieu of any cash payment shall be based on the Fair Market Value of the Shares on the date the amount becomes payable to such Non-Employee Director.

            8.5 Vesting and Exercisability.

                  (a) Restricted Stock issued under Restricted Stock Grants shall vest in three equal annual installments, commencing with the first anniversary of the date of grant, until fully vested, so long as the Non-Employee Director continuously remains a Non-Employee Director or a consultant of the Company. Each Annual Option shall vest and become exercisable as to one hundred percent (100%) of the Shares covered on the first anniversary of its date of grant, so long as the Non-Employee Director continuously remains a Non-Employee Director of, or a consultant to, the Company.

                  (b) In the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors pursuant to this Section 8 will accelerate and such Awards will become vested (and exercisable if applicable) in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and to the extent Annual Options are not exercised on or prior to the consummation of the Corporate Transaction, they shall terminate.

            8.6 Form and Type of Award. Each Annual Option shall be a NSO and each Award granted under this Section 8 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

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            8.7 Option Exercise Price. The Exercise Price per Share of each
Option granted under this Section 8 shall be the Fair Market Value of the Share on the date the Option is granted.

            8.8 Expiration and Termination. Each Option granted under this
Section 8 shall expire no later than ten (10) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Non-Employee Director Termination Date" for purposes of this Section 8. On a Non-Employee Director's Non-Employee Director Termination Date, all unvested Restricted Stock issued pursuant to a Restricted Stock Grant to such Non-Employee Director shall automatically be forfeited to the Company. An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

                  (a) Termination Generally. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company for any reason except Cause, death or Disability, then each Option, to the extent then vested, then held by such Non-Employee Director may be exercised by the Non-Employee Director within six (6) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

                  (b) Death. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company because of his or her death, then each Option, to the extent then vested, then held by such Non-Employee Director may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

                  (c) Disability. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company because of his or her Disability, then each Option, to the extent then vested, then held by such Non-Employee Director may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

                  (d) Cause. Notwithstanding the provisions in paragraph (a) of this Section 8.8, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, the Non-Employee Director Termination Date shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

      9. STOCK APPRECIATION RIGHTS.

            9.1 Awards of SARs. A Stock Appreciation Right ("SAR") is an award to an eligible person that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair

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Market Value on the date of exercise over the Exercise Price and the number of
Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in a SAR Agreement). The SAR may be granted for services to be rendered or for past services already rendered to the Company, or any Parent or Subsidiary. All SARs shall be made pursuant to a SAR Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

            9.2 Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares deemed subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect on each SAR of the Participant's Termination. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and, may be less than Fair Market Value (but not less than the par value of the Shares). A SAR may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant's individual SAR Agreement. If the SAR is being earned upon the satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and
(y) select from among the Performance Factors to be used to measure the performance, if any. Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a SAR Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different performance goals and other criteria.

            9.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the SAR Agreement governing such SAR. The SAR Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of seven years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.

            9.4 Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, as the Committee determines, provided however, that payment shall always be in a form that satisfies the requirements of Section 409A of the Code.

      10. RESTRICTED STOCK UNITS.

            10.1 Awards of Restricted Stock Units. A Restricted Stock Unit ("RSU") is an award to an eligible person covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All RSUs shall be made pursuant to a RSU Agreement, which shall be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

            10.2 Terms of RSUs. The Committee will determine the terms of a RSU including, without limitation: (a) the number of Shares deemed subject to the RSU; (b) the time or times during which the RSU may be exercised; (c) the consideration to be distributed on settlement, and the effect on each RSU of the Participant's Termination. A RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant's individual RSU Agreement. If the RSU is being earned upon satisfaction of performance goals, then the Committee will:
(x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a RSU Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the RSUs to take into account changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

            10.3 Form and Timing of Settlement. The portion of a RSU being settled shall be paid currently. To the extent permissible under law, the Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee determines.

      11. PAYMENT FOR SHARE PURCHASES.

            11.1 Payment. Payment for Shares purchased pursuant to the Plan may be made by any of the following methods (or any combination of such methods) that are described in the applicable Award Agreement and that are permitted by law:

                  (a)   in cash (by check);

                  (b) by surrender of shares of the Company's Common Stock that either: (1) were obtained by the Participant or Authorized Transferee in the public market; or (2) if the shares were not obtained in the public market, they have been owned by the Participant or Authorized Transferee for more than six months and have been paid for within the meaning of SEC Rule 144 (and, if the shares were purchased from the Company by use of a promissory note, the note has been fully paid with respect to the shares);

                  (c)   by tender of property; or

                  (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                        (1) through a "same day sale" commitment from the Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "same day sale" procedures and in accordance with law; or

                        (2) through a "margin" commitment from Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "margin" procedures and in accordance with law.

            11.2 Issuance of Shares. Upon payment of the applicable Purchase Price or Exercise Price (or a commitment for payment from the NASD Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a "same-day sale" or "margin" commitment) or payment of the par value in cash when payment of the par value is required by applicable law for shares to be validly issued and fully paid, and compliance with other conditions and procedures established by the Company for the purchase of shares, the Company shall issue the Shares registered in the name of Participant or Authorized Transferee (or in the name of the NASD Dealer designated by the Participant or Authorized Transferee in the case of an exercise by means of a "same-day sale" or "margin" commitment) and shall deliver certificates representing the Shares (in physical or electronic form, as appropriate). The Shares may be subject to legends or other restrictions as described in Section 15 of the Plan.

      12. WITHHOLDING TAXES.

            12.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate(s) for the Shares. If a payment in satisfaction of an Award is to be made in cash, the payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

            12.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of whole Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

      13. PRIVILEGES OF STOCK OWNERSHIP. No Participant or Authorized Transferee will have any rights as a stockholder of the Company with respect to any Shares until the Shares are issued to the Participant or Authorized Transferee. After Shares are issued to the Participant or Authorized Transferee, the Participant or Authorized Transferee will be a stockholder and have all the rights of a stockholder with respect to the Shares including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if the Shares are Restricted Stock, any new, additional or different securities the Participant or Authorized Transferee may become entitled to receive with respect to the Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided further, that the Participant or Authorized Transferee will have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Exercise Price or Purchase Price pursuant to Section 15.

      14. TRANSFERABILITY. No Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment or similar process; provided, however that with the consent of the Committee a Participant may transfer a NSO to an Authorized Transferee. Transfers by the Participant for consideration are prohibited. Without such consent by the Committee, a NSO shall, like all other Awards under the Plan, be exercisable (a) during a Participant's lifetime only by the Participant or the Participant's guardian or legal representative; and
(b) after Participant's death, by the legal representative of the Participant's heirs or legatees.

      15. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase all or a portion of a Participant's Shares that are not "Vested" (as defined in the Award Agreement), following the Participant's Termination, at any time within ninety days after the later of (a) the Participant's Termination Date or (b) the date the Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares, at the Participant's original Exercise Price or Purchase Price; provided that upon assignment of the right to repurchase, the assignee must pay the Company cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

      16. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan (whether in physical or electronic form, as appropriate) will be subject to stock transfer orders, legends and other restrictions that the Committee deems necessary or advisable, including without limitation restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system on which the Shares may be listed.

      17. ESCROW. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other transfer instruments approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

      18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless the Award is in compliance with all applicable state, federal and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system on which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state, federal or foreign securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

      19. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant's employment or other relationship at any time, with or without cause.

      20. REPRICING, EXCHANGE, BUYOUT OF AWARDS. The repricing of Awards or SARs is permitted without prior stockholder approval, provided that the terms of the repricing satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange without stockholder approval, and with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

      21. CORPORATE TRANSACTIONS.

            21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any, or all, outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or replace the Awards held by Participants pursuant to a Corporate Transaction, such Awards shall immediately vest as to 100% of the Shares subject thereto immediately prior to the consummation of such Corporate Transaction. All Awards that are not assumed as part of a Corporate Transaction shall expire at the closing of such Corporate Transaction unless otherwise determined by the Board.

            21.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 21.1, in the event of a Corporate Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

            21.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

      22. ADOPTION AND STOCKHOLDER APPROVAL. The Plan was adopted by the Board on March 10, 2005, (the "Adoption Date") to take effect on the IPO Date. This Plan must be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan from the determination of whether such approval has been obtained), consistent with applicable laws, within twelve (12) months before or after the Adoption Date.

      23. TERM OF PLAN/GOVERNING LAW. The Plan will terminate ten years following the earlier of the Adoption Date or the date of its approval by the stockholders of the Company. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, excluding its laws on conflict of laws.

      24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans, or pursuant to the Exchange Act or any rule promulgated thereunder. In addition, no amendment that is detrimental to a Participant may be made to any outstanding Award without the consent of the Participant.

      25. NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock Awards and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

      26. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

            (a) "Authorized Transferee" means the permissible recipient, as authorized by this Plan and the Committee, of an NSO that is transferred during the Participant's lifetime by the Participant by gift or domestic relations order. For purposes of this definition a "permissible recipient" is: (i) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption; (ii) any person (other than a tenant or employee) sharing the Participant's household;
(iii) a trust in which the persons in (i) or (ii) have more than fifty percent of the beneficial interest; (iv) a foundation in which the persons in (i) or
(ii) or the Participant control the management of assets; or (v) any other entity in which the person in (i) or (ii) or the Participant own more than fifty percent of the voting interest.

            (b) "Award" means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right or Restricted Stock Unit.

            (c) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Cause" means termination of the Participant's employment on the basis of the Participant's conviction (or a plea of nolo contendere) of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Participant at the expense of the Company or any Subsidiary.

            (f) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            (g) "Committee" means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Each member of the Committee shall be (i) a "non-employee director" for purposes of Section 16 and Rule 16b-3 of the Exchange Act, and (ii) an "outside director" for purposes of Section 162(m) of the Code, unless the Board has fewer than two such outside directors.

            (h) "Company" means Diamond Foods, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

            (i) "Corporate Transaction" means:

                  (1) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) who, by the acquisition or aggregation of securities, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote on elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

                  (2) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                  (3) following IPO, a change in the composition of the Board, as a result of which the individuals who, upon consummation of the IPO, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the IPO whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board; or

                  (4) the sale, transfer or other disposition of all or substantially all of the Company's assets (including a dissolution of the Company).

Notwithstanding the foregoing, a transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, and a Corporate Transaction shall not be deemed to occur from the occurrence of an initial public offering of Company common stock to the general investing public.

            (j) "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee (and within the meaning of Section 22(e)(3) of the Code with respect to ISOs).

            (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

            (l) "Executive Officer" means a person who is an "executive officer" of the Company as defined in Rule 3b-7 promulgated under the Exchange Act.

            (m) "Exercise Price" means the price at which a Participant who holds an Option or SAR may purchase the Shares issuable upon exercise of the Option or SAR.

            (n) "Expiration Date" means the last date on which an Option or SAR may be exercised as determined by the Committee.

            (o) "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (1) if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on such date;

                  (2) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                  (3) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                  (4) if none of the foregoing is applicable, by the Board of Directors in good faith.

Notwithstanding the foregoing, for Awards granted on the IPO Date "Fair Market Value" shall mean the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

            (p) "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

            (q) "IPO" means the underwritten initial public offering of the Company's Common Stock pursuant to a registration statement that has been declared effective by the SEC.

            (r) "IPO Date" means the date on which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

            (s) "ISO" means an Incentive Stock Option within the meaning of
Section 422 of the Code.

            (t) "NASD Dealer" means broker-dealer that is a member of the National Association of Securities Dealers, Inc.

            (u) "NSO" means a nonqualified stock option that does not qualify as an ISO.

            (v) "Option" means an Award pursuant to Section 5 or Section 8 of the Plan.

            (w) "Non-Employee Director" means a member of the Company's Board of Directors who is not a current or former employee of the Company or any Parent or Subsidiary.

            (x) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain or such lesser percentage as determined by the Committee.

            (y) "Participant" means a person who receives an Award under the Plan.

            (z) "Performance Factors" means the factors selected by the Committee from among the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                  (1)   Net revenue and/or net revenue growth;

                  (2)   Earnings per share and/or earnings per share growth;

                  (3) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  (4)   Operating income and/or operating income growth;

                  (5)   Net income and/or net income growth;

                  (6) Total stockholder return and/or total stockholder return growth;

                  (7)   Return on equity;

                  (8)   Operating cash flow return on income;

                  (9)   Adjusted operating cash flow return on income;

                  (10)  Economic value added;

                  (11)  Individual business objectives; and

                  (12)  Company specific operational metrics.

            (aa) "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for the Award.

            (bb) "Plan" means this Diamond Foods, Inc. 2005 Equity Incentive Plan, as amended from time to time.

            (cc) "Purchase Price" means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option.

            (dd) "Restricted Stock Award" means an award of Shares pursuant to
Section 6 of the Plan.

            (ee) "Restricted Stock Purchase Agreement" means an agreement evidencing a Restricted Stock Award granted pursuant to Section 6 of the Plan.

            (ff) "Restricted Stock Unit" means an Award granted pursuant to
Section 10 of the Plan.

            (gg) "RSU Agreement" means an agreement evidencing a Restricted Stock Unit Award granted pursuant to Section 10 of the Plan.

            (hh) "SAR Agreement" means an agreement evidencing a Stock Appreciation Right granted pursuant to Section 9 of the Plan.

            (ii) "SEC" means the Securities and Exchange Commission.

            (jj) "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

            (kk) "Shares" means shares of the Company's Common Stock $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 21, and any successor security.

            (ll) "Stock Appreciation Right" means an Award granted pursuant to
Section 9 of the Plan.

            (mm) "Stock Bonus" means an Award granted pursuant to Section 7 of the Plan.

            (nn) "Stock Bonus Agreement" means an agreement evidencing a Stock Bonus Award granted pursuant to Section 7 of the Plan.

            (oo) "Stock Option Agreement" means the agreement which evidences a Stock Option, granted pursuant to Section 5 of the Plan.

            (pp) "Subsidiary" means any entity directly or indirectly controlled by the Company, as determined by the Committee.

            (qq) "Ten Percent Stockholder" means any person who directly or by attribution owns more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

            (rr) "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent or Subsidiary; provided that a Participant shall not be deemed to be Terminated if the Participant is on a leave of absence approved by the Committee or by an officer of the Company designated by the Committee; and provided further, that during any approved leave of absence, vesting of Awards shall be suspended or continue in accordance with guidelines established from time to time by the Committee. Subject to the foregoing, the Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the date on which the Participant ceased to provide services (the "Termination Date").

                                                                  NO.___________

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Diamond Foods, Inc., a Delaware corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2005 Equity Incentive Plan (the "PLAN").

PARTICIPANT:                         _______________________________________
SOCIAL SECURITY NUMBER:              _______________________________________
ADDRESS:                             _______________________________________
                                     _______________________________________

TOTAL OPTION SHARES:                 _______________________________________
EXERCISE PRICE PER SHARE:            _______________________________________
DATE OF GRANT:                       _______________________________________
FIRST VESTING DATE:                  _______________________________________

EXPIRATION DATE:                     _______________________________________
                                     (unless earlier terminated under Section
                                      5.6 of the Plan)

CLASSIFICATION OF OPTIONEE           [ ] EXEMPT EMPLOYEE
                                     [ ] NONEXEMPT EMPLOYEE

TYPE OF STOCK OPTION
(CHECK ONE):                         [ ] INCENTIVE STOCK OPTION
                                     [ ] NONQUALIFIED STOCK OPTION

      1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" (the "ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

      2. EXERCISE PERIOD.

            2.1 EXERCISE PERIOD OF OPTION. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested and exercisable as to portions of the Shares as follows: (i) this Option shall not vest nor be exercisable with respect to any of the Shares until the First Vesting Date set forth on the first page of this Agreement (the "FIRST VESTING DATE" which in the case of an employee whose wages are not exempt from overtime shall be no earlier than six (6) months after the Date of Grant shown above); (ii) on the First Vesting Date the Option will become vested and exercisable as to twenty-five percent (25%) of the Shares; and (iii) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to 2.08333% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.

            2.2 VESTING OF SHARES. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

            2.3 EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

      3. TERMINATION.

      3.1 TERMINATION FOR ANY REASON EXCEPT DEATH, DISABILITY OR CAUSE. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise of an ISO beyond (i) three (3) months after the Termination Date when Termination is for any reason other than Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) is deemed to be the exercise of an NQSO.

      3.2 TERMINATION BECAUSE OF DEATH. If Participant is Terminated because of death (or Participant dies within three (3) months of Termination when Termination is for any reason other than Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

      3.3 TERMINATION BECAUSE OF DISABILITY. If Participant is Terminated because of the Disability of Participant (or the Committee determines that Participant experiences a Disability within three (3) months of Termination when Termination is for any reason other than for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than six (6) months after the Termination Date, but in any event no later than the Expiration Date.

      3.4 TERMINATION FOR CAUSE. If the Participant is terminated for Cause, the Option shall immediately cease to be exercisable as to Vested Shares upon the Termination Date and the Option shall expire on the Termination Date.

      3.5 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

      4. MANNER OF EXERCISE.

      4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (i) Participant's election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

      4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

      4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (including by check) or where permitted by law:

      (a) by cancellation of indebtedness of the Company to the Participant;

      (b) by surrender of shares of the Company's Common Stock that (i) either
(A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

      (c) by waiver of compensation due or accrued to Participant for services rendered;

      (d) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

      (e) any other form of consideration approved by the Committee; or

      (f) by any combination of the foregoing.

      4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

      4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

      5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disqualifying disposition. Participant understands and agrees that a disqualifying disposition may require the Company to withhold applicable taxes on the compensation income recognized by Participant from the disqualifying disposition by payment from the wages or other compensation then payable to Participant (Participant may be permitted to make a cash payment to the Company in lieu of such withholding).

      6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

      7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

      8. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT THE PROSPECTUS AND PARTICIPANT'S PERSONAL TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

      8.1 EXERCISE OF ISO. If the Option qualifies as an ISO, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

      8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

      8.3 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

      (a) Incentive Stock Options. If the Shares are held for more than twelve
(12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two
(2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

      (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

      (c) Withholding. The Company may be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

      9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.

      10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

      11. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

      12. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Stock Plan Administration".

      13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

      14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

      15. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

      16. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      17. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

      18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

      19. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed IN TRIPLICATE by its duly authorized representative and Participant has executed this Agreement IN TRIPLICATE, effective as of the Date of Grant.

DIAMOND FOODS, INC.                    PARTICIPANT

By:__________________________________  _________________________________________
                                       Signature

_____________________________________  _________________________________________
(Please print name)                    (Please print name)

_____________________________________
(Please print title)

Address:_____________________________  Address:_________________________________
_____________________________________  _________________________________________
_____________________________________  _________________________________________

Fax No.:_____________________________  Fax No.:_________________________________

Phone No.:___________________________  Phone No.:_______________________________

Attachment:

Exhibit A - Form of Stock Option Exercise Agreement

                                    EXHIBIT A

                     FORM OF STOCK OPTION EXERCISE AGREEMENT

                                                                     NO.________

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT

      This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of ____________________, _____ (the "EFFECTIVE DATE") by and between Diamond Foods, Inc., a Delaware corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2005 Equity Incentive Plan (the "PLAN").

PURCHASER:                 _____________________________________________________

                           _____________________________________________________

SOCIAL SECURITY NUMBER:    _____________________________________________________

ADDRESS:                   _____________________________________________________

                           _____________________________________________________

TOTAL NUMBER OF SHARES:    _____________________________________________________

EXERCISE PRICE PER SHARE:  _____________________________________________________

TYPE OF STOCK OPTION

(CHECK ONE):               [ ] INCENTIVE STOCK OPTION
                           [ ] NONQUALIFIED STOCK OPTION

      1.    EXERCISE OF OPTION.

            1.1 EXERCISE. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock, at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares,
(ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

            1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                              __________________________________________________

                               _________________________________________________

            Purchaser desires to take title to the Shares as follows:

                  [ ] Individual, as separate property

                  [ ] Husband and wife, as community property

                  [ ] Joint Tenants

                  [ ] Other; please specify: ___________________________________

            1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

                  [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

                  [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

                  [ ] through a "same day sale" commitment from the Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "same day sale" procedures and in accordance with law; or

                  [ ] through a "margin" commitment from Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "margin" procedures and in accordance with law.

      2.    DELIVERY.

            2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement and (ii) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 1.

            2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.

      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

            3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

            3.2 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

            3.3 UNDERSTANDING OF RISKS. Purchaser has received and reviewed the Form S-8 prospectus for the Plan and Shares and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

      4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

      5.    RESTRICTED SECURITIES.

            5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

            5.2 SEC RULE 144. If Purchaser is an "affiliate" for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

      6. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

      7.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            7.1 LEGENDS. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

            7.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            7.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

      8. TAX CONSEQUENCES. PURCHASER UNDERSTANDS AND REPRESENTS: (i) THAT PURCHASER HAS REVIEWED THE PROSPECTUS PREPARED FOR THE PLAN AND CONSULTED PURCHASER'S PERSONAL TAX ADVISER IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. SET FORTH BELOW IS A BRIEF SUMMARY AS OF THE DATE THE PLAN WAS ADOPTED BY THE BOARD OF SOME OF THE U.S. FEDERAL AND CALIFORNIA TAX CONSEQUENCES OF EXERCISE OF THE OPTION AND DISPOSITION OF THE SHARES. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT THE PROSPECTUS AND PURCHASER'S PERSONAL TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            8.1 EXERCISE OF INCENTIVE STOCK OPTION. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

            8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            8.3 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

                  (a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two
(2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

                  (b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                  (c) Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

      9. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

      11. GOVERNING LAW. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

      12. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two
(2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Stock Plan Administration".

      13. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

      14. TITLES AND HEADINGS. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Exercise Agreement.

      15. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

      16. COUNTERPARTS. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

      17. SEVERABILITY. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

                    [THIS AREA INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

DIAMOND FOODS, INC.                    PURCHASER

By:__________________________________  _________________________________________
                                       (Signature)

_____________________________________  _________________________________________
(Please print name)                    (Please print name)

_____________________________________
(Please print title)

Address:                               Address:
_____________________________________  _________________________________________
_____________________________________  _________________________________________
_____________________________________  _________________________________________

Fax No.:_____________________________  Fax No.:_________________________________

Phone No.:___________________________  Phone No.:_______________________________

SIGNATURE PAGE TO DIAMOND FOODS, INC. STOCK OPTION EXERCISE AGREEMENT NO._______

EXHIBIT

Exhibit 1: Copy of Purchaser's Check

                                    EXHIBIT 1

                            COPY OF PURCHASER'S CHECK

                                                                     NO.________

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                   STOCK OPTION AGREEMENT FOR AUTOMATIC GRANTS

      This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Diamond Foods, Inc., a Delaware corporation (the "COMPANY"), and the participant named below (the "PARTICIPANT") for an Annual Option granted under the Plan. Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 2005 Equity Incentive Plan (the "PLAN").

PARTICIPANT:                _______________________________________
SOCIAL SECURITY NUMBER:     _______________________________________
ADDRESS:                    _______________________________________
                            _______________________________________

TOTAL OPTION SHARES:        10,000
EXERCISE PRICE PER SHARE:   _______________________________________
DATE OF GRANT:              _______________________________________
EXPIRATION DATE:            _______________________________________

                            (unless earlier terminated under Section
                             5.6 of the Plan)

CLASSIFICATION OF OPTIONEE: DIRECTOR

TYPE OF STOCK OPTION:       NONQUALIFIED STOCK OPTION

      1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan.

      2. EXERCISE PERIOD.

            2.1 EXERCISE PERIOD OF OPTION. Provided Participant continues to be a Non-Employee Director or consultant of the Company, one hundred percent (100%) of the Shares will become vested (and the Option will then be exercisable for such Shares) on the first anniversary of the Date of Grant shown above.

            2.2 VESTING OF SHARES. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

            2.3 EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

      3. TERMINATION.

      3.1 TERMINATION FOR ANY REASON EXCEPT DEATH, DISABILITY OR CAUSE. If Participant ceases to be a member of the Board or consultant of the Company for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Non-Employee Director Termination Date, may be exercised by Participant no later than six (6) months after the Non-Employee Director Termination Date, but in any event no later than the Expiration Date.

      3.2 TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant ceases to be a member of the Board or consultant of the Company because of death or Disability, the Option, to the extent that it is exercisable by Participant on the Non-Employee Director Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Non-Employee Director Termination Date, but in any event no later than the Expiration Date.

      3.3 TERMINATION FOR CAUSE. If the Participant ceases to be a member of the Board or consultant of the Company for Cause, the Option shall immediately cease to be exercisable as to Vested Shares upon the Non-Employee Director Termination Date and the Option shall expire on the Non-Employee Director Termination Date.

      3.4 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

      4. MANNER OF EXERCISE.

      4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (i) Participant's election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

      4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

      4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (including by check) or where permitted by law:

      (a) by cancellation of indebtedness of the Company to the Participant;

      (b) by surrender of shares of the Company's Common Stock that (i) either
(A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

      (c) by waiver of compensation due or accrued to Participant for services rendered;

      (d) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

      (e) any other form of consideration approved by the Committee; or

      (f) by any combination of the foregoing.

      4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

      4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

      5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

      6. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and by instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

      7. TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT THE PROSPECTUS AND PARTICIPANT'S PERSONAL TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

      7.1 EXERCISE OF NONQUALIFIED STOCK OPTION. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

      7.2 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

      (a) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

      (b) Withholding. The Company may be required to withhold from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

      8. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Participant.

      9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

      10. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

      11. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Stock Plan Administration".

      12. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

      13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

      14. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

      15. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      16. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

      17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

      18. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed IN TRIPLICATE by its duly authorized representative and Participant has executed this Agreement IN TRIPLICATE, effective as of the Date of Grant.

DIAMOND FOODS, INC.                    PARTICIPANT

By:__________________________________  _________________________________________
                                       Signature
_____________________________________  _________________________________________
(Please print name)                    (Please print name)

_____________________________________
(Please print title)
Address:_____________________________  Address:_________________________________
_____________________________________  _________________________________________
_____________________________________  _________________________________________

Fax No.:_____________________________  Fax No.:_________________________________

Phone No.:___________________________  Phone No.:_______________________________

Attachment:

Exhibit A - Form of Stock Option Exercise Agreement

                                    EXHIBIT A

                     FORM OF STOCK OPTION EXERCISE AGREEMENT

                                                                     NO.________

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                         STOCK OPTION EXERCISE AGREEMENT

      This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of ____________________, _____ (the "EFFECTIVE DATE") by and between Diamond Foods, Inc., a Delaware corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2005 Equity Incentive Plan (the "PLAN").

PURCHASER:                ______________________________________________________

                          ______________________________________________________

SOCIAL SECURITY NUMBER:   ______________________________________________________

ADDRESS:                  ______________________________________________________

                          ______________________________________________________

TOTAL NUMBER OF SHARES:   ______________________________________________________

EXERCISE PRICE PER SHARE: ______________________________________________________

TYPE OF STOCK OPTION

(CHECK ONE):              [ ] INCENTIVE STOCK OPTION
                          [ ] NONQUALIFIED STOCK OPTION

      1.    EXERCISE OF OPTION.

            1.1 EXERCISE. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock, at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares,
(ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

            1.2 TITLE TO SHARES. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                       _________________________________________________________

                     ___________________________________________________________

            Purchaser desires to take title to the Shares as follows:

                  [ ]   Individual, as separate property

                  [ ]   Husband and wife, as community property

                  [ ]   Joint Tenants

                  [ ]   Other; please specify: _________________________________

            1.3 PAYMENT. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

                  [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

                  [ ] by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $___________ per share;

                  [ ] through a "same day sale" commitment from the Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "same day sale" procedures and in accordance with law; or

                  [ ] through a "margin" commitment from Purchaser or Authorized Transferee and an NASD Dealer meeting the requirements of the Company's "margin" procedures and in accordance with law.

      2.    DELIVERY.

            2.1 DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company (i) this Exercise Agreement and (ii) the Exercise Price and payment or other provision for any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 1.

            2.2 DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.

      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

            3.1 AGREES TO TERMS OF THE PLAN. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

            3.2 ACCESS TO INFORMATION. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

            3.3 UNDERSTANDING OF RISKS. Purchaser has received and reviewed the Form S-8 prospectus for the Plan and Shares and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

      4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

      5.    RESTRICTED SECURITIES.

            5.1 NO TRANSFER UNLESS REGISTERED OR EXEMPT. Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

            5.2 SEC RULE 144. If Purchaser is an "affiliate" for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

      6. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

      7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            7.1 LEGENDS. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

            7.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            7.3 REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

      8. TAX CONSEQUENCES. PURCHASER UNDERSTANDS AND REPRESENTS: (i) THAT PURCHASER HAS REVIEWED THE PROSPECTUS PREPARED FOR THE PLAN AND CONSULTED PURCHASER'S PERSONAL TAX ADVISER IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. SET FORTH BELOW IS A BRIEF SUMMARY AS OF THE DATE THE PLAN WAS ADOPTED BY THE BOARD OF SOME OF THE U.S. FEDERAL AND CALIFORNIA TAX CONSEQUENCES OF EXERCISE OF THE OPTION AND DISPOSITION OF THE SHARES. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT THE PROSPECTUS AND PURCHASER'S PERSONAL TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            8.1 EXERCISE OF NONQUALIFIED STOCK OPTION. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

            8.2 DISPOSITION OF SHARES. The following tax consequences may apply upon disposition of the Shares.

                  (a) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

                  (b) Withholding. The Company may be required to withhold from the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

      9. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

      11. GOVERNING LAW. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

      12. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two
(2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked "Attention: Stock Plan Administration".

      13. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

      14. TITLES AND HEADINGS. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Exercise Agreement.

      15. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

      16. COUNTERPARTS. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

      17. SEVERABILITY. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

                    [THIS AREA INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

DIAMOND FOODS, INC.                      PURCHASER

By:___________________________________   _______________________________________
                                         (Signature)

______________________________________   _______________________________________
(Please print name)                      (Please print name)

______________________________________
(Please print title)

Address:                                 Address:
______________________________________   _______________________________________

______________________________________   _______________________________________

______________________________________   _______________________________________

Fax No.:______________________________   Fax No.________________________________

Phone No.:____________________________   Phone No.:_____________________________

SIGNATURE PAGE TO DIAMOND FOODS, INC. STOCK OPTION EXERCISE AGREEMENT NO._______

EXHIBIT

Exhibit 1: Copy of Purchaser's Check

                                    EXHIBIT 1

                            COPY OF PURCHASER'S CHECK

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK GRANT

      You have been granted an award of Restricted Shares of Common Stock of Diamond Foods, Inc. (the "Company") under the Company's 2005 Equity Incentive Plan (the "Plan") on the following terms:

1.    Name of Grantee:
                                                        ------------------------

2.    Total Number of Restricted Shares Awarded:
                                                        ------------------------

3.    Fair Market Value per Restricted Share:           $
                                                        ------------------------

4.    Total Fair Market Value of Award:                 $
                                                        ------------------------

5.    Purchase Price per Restricted Share:              $0.01
                                                        ------------------------

6.    Total Purchase Price for all Restricted Shares:   $
                                                        ------------------------

7.    Date of Grant:
                                                        ------------------------

8.    Vesting Commencement Date.
                                                        ------------------------

9.    Vesting Schedule:

      [VESTING SCHEDULE TO BE PROVIDED HERE.]

      By your signature and the signature of the Company's representative below, you and the Company agree that the Award of Restricted Shares is governed by the terms and conditions of the Plan and the Restricted Share Agreement (together with this notice the "RESTRICTED STOCK PURCHASE AGREEMENT"), which is attached hereto.

                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                                       RECIPIENT:

                                       SIGNATURE
                                                --------------------------------

                                       PLEASE PRINT NAME
                                                        ------------------------

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                           RESTRICTED SHARE AGREEMENT

      THIS RESTRICTED SHARE AGREEMENT (this "Agreement") is made as of __________________, 20__ by and between Diamond Foods, Inc., a California corporation (the "Company"), and ___________________________________
("Purchaser") pursuant to the Company's 2005 Equity Incentive Plan (the "Plan"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

      1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Grant at a purchase price of $0.01 per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Purchaser. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by
(a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or (c) a combination of the foregoing.

      3. Restrictions on Resale. By signing this Agreement, Purchaser agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Purchaser is providing Service to the Company or a Subsidiary of the Company.

            3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a "REPURCHASE EVENT" shall mean an occurrence of one of:

                  (I) termination of Purchaser's service, whether voluntary or involuntary and with or without cause;

                  (II)  resignation, retirement or death of Purchaser or

                  (III) any attempted transfer by Purchaser of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Purchaser at a price equal to the Price (the "REPURCHASE RIGHT"). The Repurchase Right shall lapse in accordance with the vesting schedule as set forth in the Option Agreement. For purposes of this Agreement, "UNVESTED SHARES" means Stock pursuant to which the Company's Repurchase Right has not lapsed.

            3.2 Exercise of Repurchase Right. Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser's employment or consulting relationship that it does not intend to exercise its Repurchase Right with respect to some or all of the Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company's intention to exercise its Repurchase Right with respect to all Shares to which such Repurchase Right applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Right by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Purchaser's employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

            3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Purchaser's agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Purchaser is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

            3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Purchaser, Purchaser may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser's obligation to pay such transferee for such Shares or interest, and also to satisfy the Company's obligation to pay Purchaser for such Shares or interest.

            3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

      4.    Restrictive Legends and Stop Transfer Orders.

            4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

            THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS Of AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            4.2 Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

      6. Market Standoff Agreement. Upon request of the Company or the underwriters managing any underwritten public offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the

Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute such agreement reflecting the foregoing as may be requested by the underwriters at the time of the underwritten public offering.

      7.    Miscellaneous.

            7.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

            7.2 The Plan and Other Agreements; Enforcement of Rights. The text of the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            7.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i)such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

            7.4 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            7.5 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Purchaser shall be addressed to such Purchaser at the address maintained by the Company for such person or at such other address as the Purchaser may specify in writing to the Company.

            7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

            7.7 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

      8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the "ELECTION"). Making the Election will result in recognition of taxable income to the Purchaser on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Right lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.


      [Remainder of page intentionally left blank, Signature Page follows.]

      The parties have executed this Agreement as of the date first set forth above.

                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                                       RECIPIENT:

                                       (Signature)

                                       (Please Print Name)


      I, _________________________, spouse of __________________________, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                       SPOUSE OF
                                                 -------------------------------

                                     RECEIPT

      Diamond Foods, Inc. hereby acknowledges receipt of (check as applicable):

[ ] A check in the amount of $_______________

[ ] The cancellation of indebtedness in the amount of $_______________

given by _____________________ as consideration for Certificate No. -________ for ________________ shares of Common Stock of Diamond Foods, Inc.

Dated: _____________________


                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                               RECEIPT AND CONSENT

      The undersigned hereby acknowledges receipt of a photocopy of Certificate No. -________ for ________________ shares of Common Stock of Diamond Foods, Inc. (the "Company")

      The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Shares Agreement that Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated: _____________________


                                       SIGNATURE

                                       PLEASE PRINT NAME

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK GRANT

                            (Non-Employee Directors)

         You have been granted an award of Restricted Shares of Common Stock of Diamond Foods, Inc. (the "Company") under the Company's 2005 Equity Incentive Plan (the "Plan") on the following terms:

1.    Name of Grantee:
                                                        ------------------------

2.    Total Number of Restricted Shares Awarded:
                                                        ------------------------

3.    Fair Market Value per Restricted Share:           $
                                                        ------------------------

4.    Total Fair Market Value of Award:                 $120,000
                                                        ------------------------

5.    Purchase Price per Restricted Share:              $0.01
                                                        ------------------------

6.    Total Purchase Price for all Restricted Shares:   $
                                                        ------------------------

7.    Date of Grant:
                                                        ------------------------

8. Vesting Schedule: Shares shall vest in three equal annual installments, commencing with the first anniversary of the Date of Grant above, until fully vested, so long as the Non-Employee Director continuously remains a Non-Employee Director or a consultant of the Company.

      NOTWITHSTANDING THE FOREGOING VESTING SCHEDULE, THE SHARES SHALL BE SUBJECT TO ACCELERATION AS PROVIDED FOR IN SECTION 8 OF THE PLAN.

      By your signature and the signature of the Company's representative below, you and the Company agree that the Award of Restricted Shares is governed by the terms and conditions of the Plan and the Restricted Share Agreement (together with this notice the "RESTRICTED STOCK PURCHASE AGREEMENT"), which is attached hereto.

                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                                       RECIPIENT:

                                       SIGNATURE
                                                --------------------------------

                                       PLEASE PRINT NAME
                                                        ------------------------

                               DIAMOND FOODS, INC.

                           2005 EQUITY INCENTIVE PLAN

                           RESTRICTED SHARE AGREEMENT

                            (Non-Employee Directors)

      THIS RESTRICTED SHARE AGREEMENT (this "Agreement") is made as of __________________, 20__ by and between Diamond Foods, Inc., a California corporation (the "Company"), and ___________________________________
("Purchaser") pursuant to the Company's 2005 Equity Incentive Plan (the "Plan"). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

      1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Grant at a purchase price of $0.01 per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Purchaser. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

      2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by
(a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or (c) a combination of the foregoing.

      3. Restrictions on Resale. By signing this Agreement, Purchaser agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Purchaser is providing Service to the Company or a Subsidiary of the Company.

            3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a "REPURCHASE EVENT" shall mean an occurrence of one of:

                  (I) termination of Purchaser's service, whether voluntary or involuntary and with or without cause;

                  (II)  resignation, retirement or death of Purchaser or

                  (III) any attempted transfer by Purchaser of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Purchaser at a price equal to the Price (the "REPURCHASE RIGHT"). The Repurchase Right shall lapse in accordance with the vesting schedule as set forth in the Option Agreement. For purposes of this Agreement, "UNVESTED SHARES" means Stock pursuant to which the Company's Repurchase Right has not lapsed.

            3.2 Exercise of Repurchase Right. Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser's employment or consulting relationship that it does not intend to exercise its Repurchase Right with respect to some or all of the Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company's intention to exercise its Repurchase Right with respect to all Shares to which such Repurchase Right applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Right by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Purchaser's employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

            3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Purchaser's agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Purchaser is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

            3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Purchaser, Purchaser may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser's obligation to pay such transferee for such Shares or interest, and also to satisfy the Company's obligation to pay Purchaser for such Shares or interest.

            3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

      4.    Restrictive Legends and Stop Transfer Orders.

            4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

            THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS Of AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            4.2 Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      5. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

      6. Market Standoff Agreement. Upon request of the Company or the underwriters managing any underwritten public offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the

Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute such agreement reflecting the foregoing as may be requested by the underwriters at the time of the underwritten public offering.

      7.    Miscellaneous.

            7.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

            7.2 The Plan and Other Agreements; Enforcement of Rights. The text of the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            7.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i)such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

            7.4 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            7.5 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Purchaser shall be addressed to such Purchaser at the address maintained by the Company for such person or at such other address as the Purchaser may specify in writing to the Company.

            7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

            7.7 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

      8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the "ELECTION"). Making the Election will result in recognition of taxable income to the Purchaser on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Right lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.


      [Remainder of page intentionally left blank, Signature Page follows.]

      The parties have executed this Agreement as of the date first set forth above.

                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                                       RECIPIENT:

                                       (Signature)

                                       (Please Print Name)


      I, _________________________, spouse of __________________________, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                       SPOUSE OF
                                                 -------------------------------

                                     RECEIPT

      Diamond Foods, Inc. hereby acknowledges receipt of (check as applicable):

[ ] A check in the amount of $_______________

[ ] The cancellation of indebtedness in the amount of $_______________

given by _____________________ as consideration for Certificate No. ________ for ________________ shares of Common Stock of Diamond Foods, Inc.

Dated: _____________________


                                       DIAMOND FOODS, INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                               RECEIPT AND CONSENT

      The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ________ for ________________ shares of Common Stock of Diamond Foods, Inc. (the "Company")

      The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Shares Agreement that Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated: _____________________


                                       SIGNATURE

                                       PLEASE PRINT NAME